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                   NON-NEGOTIABLE UNSECURED PROMISSORY NOTE

$38,227                                                   Minneapolis, Minnesota

Due: January 21, 2002                                           January 21, 1997

     1. LOAN AMOUNT AND INTEREST RATE. FOR VALUE RECEIVED, GENE A. BIER, an individual residing in Plymouth, Minnesota (the "Maker") promises to pay to the order of, ELTRAX SYSTEMS, INC., a Minnesota corporation (the "Lender"), its successors and assigns, at 10901 Red Circle Drive, Suite 345, Minnetonka, Minnesota 55343, or such other place as the Lender or holder hereof may designate in writing from time to time, the principal sum of Thirty Eight Thousand Two Hundred Twenty Seven Dollars ($38,227.00), in lawful money of the United States, together with interest, compounded annually, from the date hereof on the unpaid balance hereof from time to time outstanding at a fixed annual rate of six and fifty-four hundredths percent (6.54%). Interest hereon shall be computed on the actual number of days elapsed and a 360-day year.

          This Note has been executed and delivered in connection with the exercise by the Maker of certain options (the "Options") to purchase an aggregate of 24,000 shares of common stock, no par value, of the Lender (the "Common Stock"). A schedule detailing the terms of such Options, including the exercise price, the date of grant, the number of underlying shares and the expiration date of each Option, is attached hereto as Schedule I.

     2.   PAYMENT SCHEDULE.  This Note shall be payable in the following manner:

     2.1 Principal payments shall be due and payable within five (5) days after the Maker sells any shares of the Lender's Common Stock beneficially owned by the Maker. The amount of each such principal payment shall be determined by multiplying the number of shares of the Lender's Common Stock sold by the Maker at that time times One Dollar and Sixty Cents ($1.60), the weighted average exercise price of the Options. If the Maker sells less than 24,000 shares or none of the Lender's Common Stock during the term of this Note, the outstanding principal shall be due and payable January 21, 2002.

     2.2 Accrued interest with respect to each principal payment, if any, paid to the Lender pursuant to Section 2.1 shall be due and payable with each such principal payment. Additionally, quarterly interest payments in the amount of $625.02 are due commencing April 1, 1997. All outstanding accrued interest shall be due and payable January 21, 2002.

     2.3 Any payment due on any non-business day shall be due upon (and interest shall accrue to) the next business day.

     3. PREPAYMENT PRIVILEGE. The principal of this Note may be prepaid in full or in part at any time, without premium or penalty. Each such prepayment shall be accompanied by the interest accrued on the amount prepaid to the date of the prepayment. All prepayments shall be applied to the payment of principal due hereunder except that if any advance made by the Lender to the Maker under any agreement or document has not been repaid, or if any amount is then due under any other obligation of the Maker to the Lender, the Lender may, at its option, apply any payment made by the Maker to repay such unpaid advance or obligation and interest thereon, and the balance, if any, shall be applied as a prepayment of amounts not yet due under this Note.

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     4.   DEFAULT AND ACCELERATION.  If all or any portion of the indebtedness evidenced hereby is not paid when due, or in the event of a default under any agreement made by any party in connection with this Note, or in the event of the death, dissolution, insolvency, bankruptcy or receivership, business failure or occurrence of any other adverse change in the financial condition or management of any maker, endorser, or guarantor hereof, or if the holder hereof otherwise reasonably believes in good faith that the prospect of payment hereunder is impaired, the Lender or other holder may, without notice, demand, presentment for payment and/or notice of nonpayment, all of which the Maker hereby expressly waives, declare the indebtedness evidenced hereby and all other indebtedness and obligations of the Maker to the Lender or holder hereof immediately due and payable and the Lender or other holder hereof may, without notice, immediately exercise any right of setoff and enforce any lien or security interest securing payment hereof. The foregoing shall be in addition to the rights of acceleration that may be provided in any loan agreement, security agreement, mortgage and/or other writing relating to the indebtedness evidenced hereby. If this Note is placed with any attorney(s) for collection upon any default, the Maker agrees to pay to the Lender or holder, its reasonable attorneys fees and all lawful costs and expenses of collection, whether or not a suit is commenced.

     5. WAIVER. Time is of the essence. No delay or omission on the part of the Lender or other holder hereof in exercising any right or remedy hereunder shall operate as a waiver of such right or of any other right or remedy under this Note or any other document or agreement executed in connection herewith. All waivers by the Lender must be in writing to be effective and a waiver on any occasion shall not be construed as a bar to or a waiver of any similar right or remedy on a future occasion.

The makers, endorsers, sureties, guarantors and all other persons liable for all or any part of the indebtedness evidenced by this Note jointly and severally waive presentment for payment, protest and notice of nonpayment. Such parties hereby consent without affecting their liability to any extension or alteration of the time or terms of payment hereon, any renewal, any release of all or any part of the security given for the payment hereof, any acceptance of additional security of any kind, and any release of, or resort to any party liable for payment hereof and such parties shall remain bound in the same capacities as prior thereto upon each such event.

     6. JURISDICTION. This Note represents a loan negotiated, executed and to be performed in the State of Minnesota and shall be construed, interpreted and governed by the law of said state.

The Maker hereby consents to the personal jurisdiction of the state and federal courts located in the State of Minnesota in connection with any controversy related to this Note, waives any argument that venue in such forums is not convenient and agrees that any litigation instigated by the Maker against the Lender in connection with this Note shall be venued in the federal or state court that has jurisdiction over matters arising in Minnesota.

     7. INTEREST LIMITATION. All agreements between the Maker and the Lender are hereby expressly limited so that in no contingency or event whatsoever, whether by reason of acceleration of maturity of the indebtedness evidenced or secured thereby or otherwise, shall the rate of interest charged or agreed to be paid to the Lender for the use, forbearance, loaning or detention of such indebtedness exceed the maximum permissible interest rate under applicable law ("Maximum Rate"). If for any reason or in any circumstance whatsoever fulfillment of any provision of this Note, any document securing or executed in connection with this Note, or any other agreement between the Maker and the Lender, at any time shall require or permit the interest rate applied thereunder to exceed the Maximum Rate, then the interest rate shall automatically be reduced to the Maximum Rate, and if the Lender should ever receive interest at a rate that would exceed the Maximum Rate, the amount of interest received which would be in excess of the amount receivable after applying the Maximum Rate to the balance of the outstanding obligation shall be

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applied to the reduction of the principal balance of the outstanding obligation for which the amount was paid and not to the payment of interest thereunder. This provision shall control every other provision of any and all agreements between the Maker and the Lender and shall also be binding upon and available to any subsequent holder of this Note.

     IN WITNESS WHEREOF, the Maker has executed and delivered this Note to the Lender as of the day and year first above written.

                                  /s/ Gene A. Bier
                                  ------------------------------
                             Gene A. Bier



















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                                                                     SCHEDULE I
                          Gene A. Bier Stock Options

--------------------------------------------------------------------------------
  GRANT DATE    EXERCISE PRICE    PLAN    NUMBER OF SHARES    EXPIRATION DATE
  ----------    --------------    ----    ----------------    ---------------
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    7/1/92         $1.7500        1992         1,500              7/1/02
--------------------------------------------------------------------------------
    10/1/92        $1.7500        1992         1,500              10/1/02
--------------------------------------------------------------------------------
    1/4/93         $3.1875        1992         1,500              1/4/03
--------------------------------------------------------------------------------
    4/1/93          2.5625        1992         1,500              4/1/03
--------------------------------------------------------------------------------
    7/1/93          2.0000        1992         1,500              7/1/03
--------------------------------------------------------------------------------
    10/1/93         1.3750        1992         1,500              10/1/03
--------------------------------------------------------------------------------
    1/3/94          1.6875        1992         1,500              1/3/04
--------------------------------------------------------------------------------
    4/1/94          1.5625        1992         1,500              4/1/04
--------------------------------------------------------------------------------
    7/1/94          0.9688        1992         1,500              7/1/04
--------------------------------------------------------------------------------
    10/3/94         0.7188        1992         1,500              10/3/04
--------------------------------------------------------------------------------
    1/3/95          0.5156        1992         1,500              1/3/05
--------------------------------------------------------------------------------
    4/3/95          0.4375        1992         1,500              4/3/05
--------------------------------------------------------------------------------
    7/3/95          0.3750        1992         1,500              7/3/05
--------------------------------------------------------------------------------
    10/2/95         1.5313        1995         1,500              10/2/05
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    1/2/96          1.6875        1995         1,500              1/2/06
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    3/31/96         3.3750        1995         1,500              3/31/06
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